		Exhibit 8.1

ABB Ltd, Consolidated subsidiaries (excluding dormant subsidiaries) as per December 31, 2019
Country	Name	ABB Interest %
Algeria	ABB Algeria SpA Asea Brown Boveri	99.94
Algeria	ABB Algerie Produits SpA	69.46
Angola	Asea Brown Boveri Electrica SGPS (Angola) Limitada	100.00
Argentina	ABB Power Grids Argentina S.A.U.	100.00
Argentina	ABB S.A.	100.00
Argentina	Lineage Power (Argentina) S.R.L.	100.00
Australia	ABB Australia Pty Limited	100.00
Australia	ABB Finance (Australia) Pty Limited	100.00
Australia	ABB Group Holdings Pty. Ltd.	100.00
Australia	ABB Group Investment Management Pty. Ltd.	100.00
Australia	ABB Industrial Solutions (Australia) Pty Ltd	100.00
Australia	ABB Power Grids Australia Holdings Pty Ltd	100.00
Australia	ABB Power Grids Australia Pty Ltd	100.00
Australia	Marici Australia Pty Limited	100.00
Australia	Ventyx International Pty Ltd	100.00
Austria	ABB AG	100.00
Austria	ABB Power Grids Austria AG	100.00
Austria	B&R Holding GmbH	100.00
Austria	B&R Industrial Automation GmbH	100.00
Austria	Industrial C&S GmbH	100.00
Bahrain	ABB Technologies W.L.L.	100.00
Bangladesh	ABB Limited	100.00
Belarus	Asea Brown Boveri LLC	100.00
Belgium	ABB Industrial Solutions (Belgium) BVBA	100.00
Belgium	ABB Installation Products European Centre S.A.	100.00
Belgium	ABB N.V.	100.00
Belgium	ABB Power Grids Belgium N.V.	100.00
Belgium	Intrimmo BVBA	100.00
Belgium	Intrion NV	100.00
Belgium	Presize NV	100.00
Bolivia, Plurinational State of	Asea Brown Boveri Ltda.	99.99
Botswana	ABB (Pty) Ltd.	100.00
Brazil	ABB Automacao Ltda	100.00
Brazil	ABB Eletrificacao Ltda	100.00
Brazil	ABB Industrial Connections and Solutions Produtos, Equipamentos e Servicos para Eletrificacao Ltda.	100.00
Brazil	ABB Ltda.	100.00
Brazil	B&R Automação Industrial Ltda.	100.00
Bulgaria	ABB Bulgaria EOOD	100.00
Bulgaria	ABB Power Grids Bulgaria EOOD	100.00
Cameroon	Asea Brown Boveri S.A.	99.99
Canada	ABB Electrification Canada ULC	100.00
Canada	ABB Inc.	100.00
Canada	ABB Industrial Solutions (Canada) Inc.	100.00
Canada	ABB Motors & Mechanical (Canada) Inc.	100.00
Canada	ABB Power Grids Canada Inc	100.00
Canada	B&R Industrial Automation Inc.	100.00
Chile	ABB Power Grids Chile SA	100.00
Chile	ABB S.A.	100.00
China	ABB (China) Investment Limited	100.00
China	ABB (China) Ltd.	100.00
China	ABB Bailey Beijing Engineering Co. Ltd.	51.00
China	ABB Beijing Drive Systems Co. Ltd.	90.00
China	ABB Beijing Switchgear Limited	60.00
China	ABB Chongqing Transformer Company Ltd.	62.20
China	ABB DATONG Traction Transformers Co., Ltd.	50.00
China	ABB Electrical Equipment (Xiamen) Co., Ltd.	100.00
China	ABB Electrical Machines Ltd.	100.00
China	ABB Electrical Products (Shanghai) Co., Ltd.	100.00
China	ABB Engineering (Shanghai) Ltd.	100.00
China	ABB Guangdong Sihui Instrument Transformer Co. Ltd.	100.00
China	ABB Hangzhou Winmation Automation Company Limited	100.00
China	ABB Hefei Transformer Co. Ltd.	100.00
China	ABB High Voltage Switchgear (Xiamen) Company Ltd.	66.00
China	ABB High Voltage Switchgear Co., Ltd. Beijing	60.00
China	ABB Jiangjin Turbo Systems Company Limited	61.00
China	ABB Jiangsu Jingke Instrument Transformer Co., Ltd.	70.00
China	ABB LV Installation Materials Co. Ltd. Beijing	85.70
China	ABB Power Electronics (Shanghai) Co., Ltd.	100.00
China	ABB Power Grids Investment (China) Limited	100.00
China	ABB Robotics (Zhuhai) Ltd	100.00
China	ABB Shanghai Free Trade Zone Industrial Co., Ltd.	100.00
China	ABB Shanghai Motors Co. Ltd.	75.00
China	ABB Shanghai Power System Engineering Co., Ltd.	100.00
China	ABB Shanghai Transformer Co. Ltd.	51.00
China	ABB Sifang Power System Co. Ltd.	60.00
China	ABB Tianjin Switchgear Co., Ltd.	60.00
China	ABB Xiamen Surge Arrestor Co., Ltd.	100.00
China	ABB Xiamen Corporation Management Service Co., Ltd.	100.00
China	ABB Xiamen Low Voltage Equipment Co. Ltd.	100.00
China	ABB Xiamen Smart Technology Co., Ltd.	100.00
China	ABB Xiamen Switchgear Co. Ltd.	66.52
China	ABB Xi'an Power Capacitor Company Limited	100.00
China	ABB Xinhui Low Voltage Switchgear Co. Ltd.	90.00
China	ABB Zhongshan Transformer Company Ltd.	51.00
China	B&R Industrial Automation (China) Co., Ltd.	100.00
China	Lineage Power China Co. Ltd.	100.00
China	Shanghai ABB Power Transmission Company Ltd.	100.00
China	Shantou Winride Switchgear Co., Ltd.	70.00
China	Yangzhou SAC Switchgear Co., Ltd	55.00
Colombia	ABB Colombia Ltda	100.00
Colombia	ABB Power Grids Colombia Ltda	100.00
Congo, Democratic Republic of the	ABB SARL	100.00
Cote d'Ivoire	ABB Technology SA	99.40
Croatia	ABB Ltd.	100.00
Croatia	ABB Power Grids Zagreb d.o.o.	100.00
Czech Republic	ABB Power Grids Czech Republic s.r.o	100.00
Czech Republic	ABB s.r.o.	100.00
Czech Republic	B+R automatizace, spol. s.r.o.	100.00
Denmark	ABB A/S	100.00
Denmark	ABB Power Grids Denmark A/S	100.00
Denmark	B&R Industrial Automation A/S	100.00
Ecuador	ABB Ecuador S.A.	96.87
Egypt	ABB Construction (ABACON) S.A.E.	100.00
Egypt	ABB for Electrical Industries (ABB ARAB) S.A.E.	100.00
Egypt	ABB For Feeding Industries SAE	100.00
Egypt	ABB for Power Grids S.A.E	100.00
Egypt	ABB Holding for Power Grids S.A.E	100.00
Egypt	ABB Transformers S.A.E.	65.00
Egypt	ABB Turbochargers S.A.E.	100.00
Egypt	Asea Brown Boveri S.A.E.	100.00
El Salvador	ABB S.A. de CV	100.00
Estonia	ABB AS	100.00
Estonia	ABB Power Grids Estonia AS	100.00
Finland	ABB Industrial Solutions (Finland) Oy	100.00
Finland	ABB Oy	100.00
Finland	ABB Power Grids Finland Oy	100.00
Finland	ABB Technology Oy	100.00
Finland	Marici Finland Oy	100.00
France	ABB France	99.83
France	ABB Industrial Solutions (France) SAS	99.83
France	ABB Power Grids France	100.00
France	ABB SAS	100.00
France	B+R Automation Industrielle SARL	100.00
France	Drilling Technical Supply S.A.	100.00
France	Kaufel S.A.	100.00
Germany	ABB AG	100.00
Germany	ABB Ausbildungszentrum Berlin gGmbH	100.00
Germany	ABB Automation GmbH	100.00
Germany	ABB Automation Products GmbH	100.00
Germany	ABB Beteiligungs- und Verwaltungsges. mbH	100.00
Germany	ABB Beteiligungsgesellschaft mbH	100.00
Germany	ABB Business Services GmbH	100.00
Germany	ABB gomtec GmbH	100.00
Germany	ABB Immobilien und Projekte GmbH	100.00
Germany	ABB Kaufel GmbH	100.00
Germany	ABB Logistics Center Europe GmbH	100.00
Germany	ABB Power Electronics (Germany) GmbH	100.00
Germany	ABB Power Grids Germany AG	100.00
Germany	ABB Solar GmbH	100.00
Germany	ABB Stotz-Kontakt GmbH	100.00
Germany	ABB Striebel & John GmbH	100.00
Germany	ABB Training Center GmbH & Co. KG	100.00
Germany	ABB Wirtschaftsbetriebe GmbH	100.00
Germany	B + R Industrie-Elektronik GmbH	100.00
Germany	Busch-Jaeger Elektro GmbH	100.00
Germany	Cassantec GmbH	100.00
Germany	Hartmann & Braun Grundstücksverwaltungs GmbH	100.00
Germany	IMV (Deutschland) GmbH	100.00
Germany	Industrial C&S Germany GmbH	100.00
Germany	Pucaro Elektro-Isolierstoffe GmbH	100.00
Ghana	ABB Power & Automation Limited	100.00
Greece	ABB Power Grids Greece Single Member SA	100.00
Greece	Asea Brown Boveri Industrial, Technical & Commercial Company of Imports – Exports S.A.	100.00
Hong Kong Special Administrative Region of China	ABB (Hong Kong) Ltd.	100.00
Hong Kong Special Administrative Region of China	ABB Power Grids Hong Kong Limited	100.00
Hong Kong Special Administrative Region of China	ABB Turbo Systems (Hong Kong) Limited	61.00
Hungary	ABB Engineering Trading and Service Ltd.	100.00
Hungary	ABB Installációs Készülékek Kft.	100.00
Hungary	ABB Power Grids Hungary Kft.	100.00
Hungary	Industrial C&S Hungary Kft.	100.00
India	ABB Global Industries and Services Private Limited	100.00
India	ABB India Limited	75.00
India	ABB Power Products and Systems India Limited	75.00
India	ABB Power Technology Services Private Limited	100.00
India	ABB Substations Contracting India Private Limited	100.00
India	B&R Industrial Automation Pvt. Ltd.	100.00
India	Cherokee India Pvt. Ltd.	100.00
Indonesia	PT ABB Sakti Industri	60.00
Iran, Islamic Republic of	ABB (P.J.S.C.)	100.00
Iraq	Iraq Technology for Advanced Energy LLC	100.00
Ireland	ABB Limited	100.00
Ireland	ABB Power Grids Ireland Limited	100.00
Israel	ABB Power Grids Israel Ltd	100.00
Israel	ABB Technologies Ltd.	99.99
Israel	Power-One Renewable Energy Solutions Israel Ltd.	99.99
Italy	ABB EVI Spa	100.00
Italy	ABB Power Grids Italy S.p.A.	100.00
Italy	ABB S.p.A.	100.00
Italy	B & R Automazione Industriale S.r.l.	100.00
Italy	Industrial C&S Italy S.r.l.	100.00
Italy	Intermagnetics Srl	100.00
Italy	Power-One Italy S.p.A.	100.00
Japan	ABB Bailey Japan Limited	51.00
Japan	ABB K.K.	100.00
Japan	ABB Power Grids Japan, Ltd.	100.00
Japan	B&R K.K.	100.00
Japan	Marici Japan, Ltd.	100.00
Japan	Turbo Systems United Co. Ltd.	60.00
Jordan	ABB Limited/Jordan LLC.	100.00
Jordan	ABB Near East Trading Ltd.	95.00
Kazakhstan	ABB LLP.	100.00
Kenya	ABB Limited	100.00
Korea, Republic of	ABB Ltd.	100.00
Korea, Republic of	ABB Power Grids Korea Ltd.	100.00
Korea, Republic of	B&R Industrial Automation Co., Ltd.	100.00
Korea, Republic of	Marici Korea Ltd.	100.00
Kuwait	ABB Engg. Technologies Co. (KSCC)	49.00
Lao People's Democratic Republic	ABB Sole Company Limited	100.00
Latvia	ABB SIA	100.00
Lithuania	ABB UAB	100.00
Luxembourg	Lineage Power (Luxembourg) S.A.R.L.	100.00
Malaysia	ABB Holdings Sdn. Bhd.	100.00
Malaysia	ABB Malaysia Sdn Bhd.	100.00
Malaysia	ABB Power Grids Malaysia Sdn Bhd	100.00
Mauritius	Asea Brown Boveri Ltd.	100.00
Mexico	ABB Electrical Control Systems S. de R.L. de C.V.	100.00
Mexico	ABB Equipo de Control Y Distribucion S. de R.L. de C.V.	100.00
Mexico	ABB Installation Products Division Mexico, S. de R.L. de C.V.	100.00
Mexico	ABB Installation Products Monterrey, S. de R.L. de C.V.	100.00
Mexico	ABB Installation Products Procesos de Manufactura, S. de R.L. de C.V.	100.00
Mexico	ABB Lineage Power Mexico, S. de R.L. de C.V.	100.00
Mexico	ABB Mexico S.A. de C.V.	100.00
Mexico	ABB Power Grids Mexico, S.A. de C.V.	100.00
Mexico	ABB Tecnologias S.A. de C.V.	100.00
Mexico	Asea Brown Boveri S.A. de C.V.	100.00
Mexico	Lineage Power Matamoros, S.A. de C.V.	100.00
Mexico	Productos de Control S. de R.L. de C.V.	100.00
Morocco	ABB S.A.	99.97
Mozambique	ABB Limitada	100.00
Namibia	ABB (Namibia) (Pty) Ltd.	100.00
Namibia	ABB Lafrenze Property (Pty) Limited	100.00
Netherlands	ABB B.V.	100.00
Netherlands	ABB Capital B.V.	100.00
Netherlands	ABB Equity Ventures B.V.	100.00
Netherlands	ABB Finance B.V.	100.00
Netherlands	ABB Holdings B.V.	100.00
Netherlands	ABB International Holding C.V.	100.00
Netherlands	ABB Power Grids Holdings Netherlands B.V.	100.00
Netherlands	ABB Power Grids The Netherlands B.V.	100.00
Netherlands	B&R Industriële Automatisering B.V.	100.00
Netherlands	IMV Nederlands B.V.	100.00
Netherlands	Intrion BV	100.00
Netherlands	Marici Holdings The Netherlands B.V.	100.00
Netherlands	Marici The Netherlands B.V.	100.00
Netherlands	Odink & Koenderink B.V.	100.00
Netherlands	Power-One Renewable Energy International, B.V.	100.00
Netherlands	PWO Holdings B.V.	100.00
New Zealand	ABB Limited	100.00
New Zealand	ABB Power Grids New Zealand Limited	100.00
Nigeria	ABBNG Limited	60.00
Norway	ABB AS	100.00
Norway	ABB Electrification Norway AS	100.00
Norway	ABB Holding AS	100.00
Norway	ABB Power Grids Norway AS	100.00
Norway	EIE 2 AS	100.00
Oman	ABB LLC,	65.00
Oman	ABB PG Muscat LLC	65.00
Pakistan	ABB (Pvt) Ltd.	100.00
Pakistan	ABB Power & Automation (Private) Limited	99.99
Pakistan	ABB Power Grids Pakistan (Private) Limited	100.00
Panama	ABB Centroamérica y El Caribe, S.A.	100.00
Panama	ABB Panama Sales, S.A.	100.00
Panama	ABB S.A.	100.00
Panama	Sucursal Panama de ABB SA	100.00
Peru	ABB Power Grids Peru S. A.	100.00
Peru	ABB S.A.	99.14
Philippines	ABB, Inc.	100.00
Philippines	ABBPowerGrids Philippines, Inc.	99.99
Poland	ABB Business Services Sp. z o.o.	99.93
Poland	ABB Industrial Solutions (Bielsko-Biala) Sp. z o.o.	99.93
Poland	ABB Industrial Solutions (Klodzko) Sp.z.o.o.	99.93
Poland	ABB Industrial Solutions (Lodz) S.A.	99.93
Poland	ABB PG Business Services Sp. z o.o.	99.93
Poland	ABB Power Grids Poland Sp. z o.o.	99.93
Poland	ABB Sp. z o.o.	99.93
Poland	Arev Poland Sp. z o.o.	99.93
Poland	B&R Automatyka Przemyslowa Sp.z.o.o.	100.00
Portugal	ABB Power Systems Portugal, S.A	100.00
Portugal	Asea Brown Boveri Portugal, Unipessoal Lda	100.00
Puerto Rico	ABB Installation Products Caribe LLC	100.00
Puerto Rico	Industrial C&S of P.R. LLC	100.00
Qatar	ABB LLC	49.00
Qatar	ABB Oryx Motors and Generators Service LLC	49.00
Romania	ABB Asea Brown Boveri SRL	100.00
Romania	ABB SRL	100.00
Russian Federation	ABB Electrical Equipment Ltd.	100.00
Russian Federation	ABB Ltd.	100.00
Russian Federation	ABB Operations Center Ltd.	100.00
Russian Federation	ABB Power and Automation Systems Ltd.	76.20
Russian Federation	ABB Power Grids Ltd.	100.00
Russian Federation	B+R Industrial Automation, OOO	100.00
Saudi Arabia	ABB Contracting Company Ltd.	95.00
Saudi Arabia	ABB Electrical Industries Co. Ltd.	65.00
Saudi Arabia	Saudi Industrial Solutions Ltd.	65.00
Saudi Arabia	Thomas & Betts Saudi Arabia Limited Liability Co.	100.00
Senegal	ABB Technologies S.A.	99.99
Serbia	ABB d.o.o.	100.00
Singapore	ABB Holdings Pte. Ltd.	100.00
Singapore	ABB Power Electronics (Singapore) Pte. Ltd.	100.00
Singapore	ABB Power Grids Singapore Pte. Ltd.	100.00
Singapore	ABB Pte. Ltd.	100.00
Singapore	B&R Industrial Automation Pte. Ltd.	100.00
Singapore	Thomas & Betts Asia (Singapore) Pte. Ltd.	100.00
Slovakia	ABB Power Grids Slovakia, s.r.o	100.00
Slovakia	ABB, s.r.o.	100.00
Slovenia	ABB Inzeniring d.o.o.	100.00
South Africa	ABB Holdings (Pty) Ltd.	100.00
South Africa	ABB Investments (Pty) Ltd	51.00
South Africa	ABB Power Grids South Africa (Pty) Ltd	74.91
South Africa	ABB South Africa (Pty) Ltd.	74.91
South Africa	Industrial Connections of SA Pty. Ltd.	74.91
Spain	ABB Electrification Solutions, S.L.U.	100.00
Spain	ABB Power Grids Spain, S.A.	100.00
Spain	Asea Brown Boveri S.A.	100.00
Spain	B&R Industrial Automation Iberica S.L.U.	100.00
Sri Lanka	Asea Brown Boveri Lanka (Private) Limited	100.00
Sweden	ABB AB	100.00
Sweden	ABB Financial Services AB	100.00
Sweden	ABB Norden Holding AB	100.00
Sweden	ABB Power Grids Sweden AB	100.00
Sweden	ABB Sweden 2 AB	100.00
Sweden	Aktiebolaget Rotech	100.00
Sweden	B&R Industrial Automation AB	100.00
Sweden	SynerLeap powered by ABB AB	100.00
Switzerland	ABB Asea Brown Boveri Ltd	100.00
Switzerland	ABB Canada EL Holding GmbH	100.00
Switzerland	ABB Capital AG	100.00
Switzerland	ABB Equity Limited	100.00
Switzerland	ABB Finanz AG	100.00
Switzerland	ABB Immobilien AG	100.00
Switzerland	ABB Industrial Solutions (Switzerland) SA	100.00
Switzerland	ABB Information Systems Ltd.	100.00
Switzerland	ABB Intra AG	100.00
Switzerland	ABB Investment Holding 2 GmbH	100.00
Switzerland	ABB Management Holding Ltd.	100.00
Switzerland	ABB Management Services Ltd.	100.00
Switzerland	ABB PG Participations AG	100.00
Switzerland	ABB Power Grids Finance Ltd	100.00
Switzerland	ABB Power Grids Switzerland Ltd	100.00
Switzerland	ABB Power Protection SA	100.00
Switzerland	ABB Reinsurance AG	100.00
Switzerland	ABB Schweiz AG	100.00
Switzerland	ABB Sécheron S.A.	100.00
Switzerland	ABB Supply Operations Ltd.	100.00
Switzerland	ABB Turbo Systems AG	100.00
Switzerland	ABB Turbo Systems Holding Ltd.	100.00
Switzerland	ABB Verwaltungs AG	100.00
Switzerland	B&R Industrie-Automation AG	100.00
Switzerland	Cassantec AG	100.00
Switzerland	Trasfor SA	100.00
Taiwan (Chinese Taipei)	ABB Ltd.	100.00
Taiwan (Chinese Taipei)	ABB Power Grids Co., Ltd.	100.00
Tanzania, United Republic of	ABB Limited	100.00
Thailand	ABB Automation (Thailand) Co., Ltd.	100.00
Thailand	ABB Automation Holdins (Thailand) Co., Ltd.	100.00
Thailand	ABB Electrification (Thailand) Co., Ltd.	100.00
Thailand	ABB Electrification Holdings (Thailand) Co., Ltd.	100.00
Thailand	ABB Limited	100.00
Thailand	ABB Robotics Machine Tending Limited	100.00
Thailand	Asea Brown Boveri Holding Ltd.	100.00
Thailand	Kent Meters (Thailand) Ltd.	100.00
Thailand	RMI Automation Co., Ltd.	100.00
Thailand	Smart Power Technology Co., Ltd.	100.00
Tunisia	ABB Maghreb Services S.A.	99.93
Turkey	ABB Elektrik Sanayi A.S.	99.99
Turkey	ABB Elektrik Sanayi A.S. Bursa Serbest Bolge Subesi	99.99
Turkey	ABB Ihracat Ticaret Ve Elektrik Sanayi AS	100.00
Turkey	ABB Power Grids Turkey Elektrik Sanayi Anonim ?irketi	100.00
Turkey	BR Endüstriyel Otomasyon Sanayi ve Ticaret Limited Sirketi	100.00
Turkey	Rotek Robotik ve Otomasyon Teknolojileri Sanayi ve Ticaret Anonim Sirketi	99.99
Uganda	ABB Ltd.	100.00
Ukraine	ABB Ltd.	100.00
Ukraine	ABB Power Grids Ukraine	100.00
United Arab Emirates	ABB FZ-LLC	100.00
United Arab Emirates	ABB Global Marketing FZ LLC	100.00
United Arab Emirates	ABB Industries (L.L.C.)	49.00
United Arab Emirates	ABB Industries FZ	100.00
United Arab Emirates	ABB Transmission & Distribution Limited LLC	49.00
United Kingdom	ABB Cable Management Product Ltd	100.00
United Kingdom	ABB Holdings Limited	100.00
United Kingdom	ABB Installation Products Limited	100.00
United Kingdom	ABB Investments Ltd.	100.00
United Kingdom	ABB Limited	100.00
United Kingdom	ABB Power Grids UK Limited	100.00
United Kingdom	ABB Service Limited	100.00
United Kingdom	B & R Industrial Automation Ltd.	100.00
United Kingdom	Dynamotive Limited	100.00
United Kingdom	IMV Invertomatic Victron UK Limited	100.00
United Kingdom	Marici UK Limited	100.00
United Kingdom	W.J. Furse & Co. Ltd.	100.00
United States	ABB Dutch L.P. Inc. (Delaware)	100.00
United States	ABB Enterprise Software Inc. (Georgia)	100.00
United States	ABB Finance (USA) Inc. (Delaware)	100.00
United States	ABB Holdings Inc. (Delaware)	100.00
United States	ABB Inc. (Delaware)	100.00
United States	ABB Installation Products Caribe Corp. (Delaware)	100.00
United States	ABB Installation Products Europe Inc (Delaware)	100.00
United States	ABB Installation Products Inc (Tennessee)	100.00
United States	ABB Installation Products International LLC. (Delaware)	100.00
United States	ABB Motors and Mechanical Inc (Missouri)	100.00
United States	ABB Power Electronics Inc. (Nevada)	100.00
United States	ABB Power Protection II LLC. (Delaware)	100.00
United States	ABB Power Protection LLC (Delaware)	100.00
United States	ABB Susa Inc. (New York)	100.00
United States	ABB Treasury Center (USA), Inc. (Delaware)	100.00
United States	ABB Zenith Controls Inc. (Delaware)	100.00
United States	B&R Industrial Automation Corp. (Georgia)	100.00
United States	Combustion Engineering Inc. (Delaware)	100.00
United States	Edison Holding Corporation (Delaware)	100.00
United States	Industrial Connections & Solutions LLC (Delaware)	100.00
United States	KEC Acquisition Corporation (Delaware)	100.00
United States	Kuhlman Electric Corporation (Delaware)	100.00
United States	Power-One Renewable Energy Solutions Asia Pacific LLC (Delaware)	100.00
United States	Power-One Renewable Energy Solutions LLC (Delaware)	100.00
United States	Power-One, Inc (Delaware)	100.00
United States	Verdi Holding Corporation (Delaware)	100.00
Viet Nam	ABB Automation and Electrification (Vietnam) Company Limited	100.00
Viet Nam	ABB Ltd.	100.00
Zambia	ABB Ltd.	100.00
Zimbabwe	ABB (Private) Ltd.	100.00